UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of BioCardia, Inc. (the “Company”) decided, as a cash-conserving measure, to award equity compensation in lieu of discretionary 2020 cash bonus awards to our executive officers. On such date, the Committee granted the restricted stock units (“RSUs”) set forth in the table directly below under the Company’s 2016 Equity Incentive Plan to Peter Altman, Ph.D., our principal executive officer, and David McClung, our principal financial officer, each a named executive officer (collectively, the “Named Executive Officers”). An equal number of shares of common stock of the Company are issuable upon vesting of such RSUs, and the RSUs vested in full on April 21, 2021, so long as the applicable Named Executive Officer remained continuously employed by the Company through such vesting date.

Name	RSUs
Peter Altman, Ph.D.	33,581
David McClung	21,370

Also, on April 21, 2021, the Committee, following consultation with the Company’s independent compensation consultant, Compensia, Inc., approved compensation arrangements for the Named Executive Officers for 2021. The table below sets forth the base salary that is effective as of April 21, 2021, the 2021 annual target cash bonus opportunity and stock options under the Company’s 2016 Equity Incentive Plan as approved by the Committee. The actual cash bonus amounts to be awarded will be based upon achievement of individual and Company performance objectives as determined by the Committee.

Name	Annual base salary	Annual Target Bonus (as % of base salary)	Stock Options*
Peter Altman, Ph.D.	$531,000	50%	177,470
David McClung	$382,000	38%	75,850

*The options are exercisable for common stock of the Company at an exercise price of $3.49 per share and vest and becomes exercisable in equal installments over forty-eight months on each monthly anniversary of April 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: April 27, 2021